                                                                     EXHIBIT 1.1

                               20,000,000 Shares

                      MEDIACOM COMMUNICATIONS CORPORATION

                             Class A Common Stock

                            UNDERWRITING AGREEMENT
                            ----------------------

                                                             February [  ], 2000

Credit Suisse First Boston Corporation
Salomon Smith Barney Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Chase Securities Inc.
CIBC World Markets Corp.
First Union Securities, Inc.,
As Representatives of the Several Underwriters,
 c/o Credit Suisse First Boston Corporation,
  Eleven Madison Avenue,
   New York, N.Y.  10010-3629

Dear Sirs:

     1. Introductory. Mediacom Communications Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the Underwriters named in Schedule A hereto (the "Underwriters") 20,000,000 shares ("Firm Securities") of its Class A Common Stock, par value $.01 per share ("Securities"), and also proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 3,000,000 additional shares ("Optional Securities") of its Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities". As part of the offering contemplated by this Agreement, Salomon Smith Barney Inc. (the "Designated Underwriter") has agreed to reserve out of the Firm Securities purchased by it under this Agreement, up to 1,000,000 shares, for sale to the Company's directors, officers, employees and other parties associated with the Company (collectively, "Participants"), as set forth in the Prospectus (as defined herein) under the heading "Underwriting" (the "Directed Share Program"). The Firm Securities to be sold by the Designated Underwriter pursuant to the Directed Share Program (the "Directed Shares") will be sold by the Designated Underwriter pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by a Participant by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.
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                                      -2-


     The Company is a recently organized Delaware corporation. Immediately prior to the First Closing Date (as defined below), the holders of all of the outstanding membership interests (the "Membership Interests") in Mediacom LLC, a limited liability company organized under the laws of the State of New York ("Mediacom"), will exchange all such Membership Interests in Mediacom for all of the outstanding capital stock of the Company (the "Exchange Transaction"). As a result of this transaction, Mediacom will become a wholly owned subsidiary of the Company. The Company and Mediacom are collectively referred to herein as the "Mediacom Companies".

     The Mediacom Companies hereby agree with the several Underwriters as follows:

     2. Representations and Warranties of the Mediacom Companies. The Mediacom Companies jointly and severally represent and warrant to, and agree with, the several Underwriters that:

          (a) A registration statement (No. 333-90879) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (the "Commission") and either (i) has been declared effective under the Securities Act of 1933 (the "Act") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("initial registration statement") has been declared effective, either (i) an additional registration statement ("additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may
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                                      -3-


     be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

          (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission under the Act (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration
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                                      -4-

     Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

          (c) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, and after giving effect to the Exchange Transaction, the Company will have the corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is, and after giving effect to the Exchange Transaction the Company will be, duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have, individually or in the aggregate, a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company, Mediacom and Mediacom's subsidiaries taken as a whole ("Material Adverse Effect").

          (d) Mediacom has been duly organized and is an existing limited liability company in good standing under the laws of the State of New York, with limited liability company power and authority to own its properties and conduct its business as described in the Prospectus; and Mediacom is duly qualified to do business as a foreign limited liability company in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have, individually or in the aggregate, a Material Adverse Efect.

          (e) Each of Mediacom's subsidiaries has been duly incorporated or organized, as the case may be, and is an existing corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, with corporate or limited liability company power and authority, as the case may be, to own its properties and conduct its business as described in the Prospectus; and each of Mediacom's subsidiaries is duly qualified to do business as a foreign corporation or limited liability company, as the case may be, in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have, individually or in the aggregate, a Material Adverse Effect; all of the issued and outstanding capital stock or membership interests, as the case may be, of each of Mediacom's subsidiaries has been duly authorized and validly issued and is fully paid and nonassessable; before giving effect to the Exchange Transaction, all of the issued and outstanding capital stock or membership interests, as the case may be, of each subsidiary of Mediacom is owned by Mediacom, directly or through subsidiaries, except that 1% of
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                                      -5-


     Mediacom California LLC is owned by Mediacom Management Corporation, in each case free of all liens, encumbrances and defects, except as disclosed in the Prospectus; after giving effect to the Exchange Transaction, all of the issued and outstanding capital stock or membership interests, as the case may be, of each subsidiary of the Company will be owned by the Company, directly or through subsidiaries, except that 1% of Mediacom California LLC is owned by Mediacom Management Corporation, in each case free from liens, encumbrances and defects, except as disclosed in the Prospectus; and before giving effect to the Exchange Transaction, the Company does not have any subsidiaries.

          (f) After giving effect to the Exchange Transaction, all of the issued and outstanding capital stock of the Company will have been, and on each Closing Date (as defined below), all of the issued and outstanding capital stock of the Company will be, duly authorized and validly issued and will be fully paid and nonassessable and will conform in all material respects to the description thereof in the Prospectus.

          (g) The Offered Securities have been duly authorized and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date, such Offered Securities will have been validly issued and will be fully paid and nonassessable and will conform to the description thereof in the Prospectus; and after giving effect to the Exchange Transaction, the stockholders of the Company will have no preemptive rights with respect to the Securities.

          (h) There are no contracts, agreements or understandings between either of the Mediacom Companies and any person that would give rise to a valid claim against either of the Mediacom Companies or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offering contemplated by this Agreement.

          (i) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          (j) The Offered Securities have been approved for listing on the Nasdaq Stock Market's National Market subject to notice of issuance.

          (k) No consent, approval, authorization, or order of, or filing or registration with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company or the consummation of the Exchange Transaction, except such as have been obtained and made under the Act, such as have been obtained under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), such as may be required under state securities laws and such as have been obtained and made under the Communications
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                                      -6-


     Act of 1934, as amended (the "Communications Act"), the Cable Communications Policy Act of 1984, as amended (the "1984 Cable Act"), the Cable Television Consumer Protection and Competition Act of 1992, as amended (the "1992 Cable Act"), the Telecommunications Act of 1996 (the "1996 Telecom Act" and, together with the Communications Act, the 1984 Cable Act and the 1992 Cable Act, the "Cable Acts") and any order, rule or regulation of the Federal Communications Commission ("FCC").

          (l) The execution, delivery and performance of this Agreement, the issuance and sale of the Offered Securities and the consummation of the Exchange Transaction, will not (i) result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any agreement or instrument to which the Company, Mediacom or any of Mediacom's subsidiaries is a party or by which the Company, Mediacom or any of Mediacom's subsidiaries is bound or to which any of the properties of the Company, Mediacom or any of Mediacom's subsidiaries is subject, including, without limitation, any franchise or license, or (b) the charter, by-laws, certificate of formation, operating agreement or similar organizational documents of the Company, Mediacom or any of Mediacom's subsidiaries, or
     (ii) result in a violation of any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, Mediacom or any of Mediacom's subsidiaries or any of their respective properties, including, without limitation, the Cable Acts, except, in the case of each of clauses (i) and (ii), where such breach, violation or default would not individually or in the aggregate have a Material Adverse Effect; and the Company has the corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

          (m) This Agreement has been duly authorized, executed and delivered by each of the Mediacom Companies.

          (n) Except as disclosed in the Prospectus, the Company, Mediacom and Mediacom's subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company, Mediacom and Mediacom's subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

          (o) Except as disclosed in the Prospectus, the Company, Mediacom and Mediacom's subsidiaries possess adequate franchises, licenses, certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such franchise, license, certificate, authority or permit that, if determined adversely to the Company, Mediacom or any of Mediacom's subsidiaries, would individually or in the aggregate have a Material Adverse Effect.
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                                      -7-

          (p) No labor dispute with the employees of the Company, Mediacom or any of Mediacom's subsidiaries exists or, to the knowledge of either of the Mediacom Companies, is imminent that might have a Material Adverse Effect; or to the knowledge of either of the Mediacom Companies, no labor dispute exists or is imminent by the employees of any of the principal suppliers, contractors or customers of the Mediacom Companies that might have a Material Adverse Effect.

          (q) Except as disclosed in the Prospectus, the Company, Mediacom and Mediacom's subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company, Mediacom or any of Mediacom's subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

          (r) None of the Company, Mediacom or any of Mediacom's subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and neither of the Mediacom Companies is aware of any pending investigation which might lead to such a claim.

          (s) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings (including, without limitation, by the FCC or any franchising authority) against or affecting the Company, Mediacom or any of Mediacom's subsidiaries or any of their respective properties that, if determined adversely to the Company, Mediacom or any of Mediacom's subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Mediacom Companies to perform their obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and except as disclosed in the Prospectus no such actions, suits or proceedings are threatened or, to the knowledge of either of the Mediacom Companies, contemplated.

          (t) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of (i) Mediacom and its consolidated subsidiaries, (ii) U.S. Cable Television Group, L.P. and its consolidated subsidiaries and (iii) Triax Midwest Associates, L.P., in each case as of the dates shown and their respective results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; the schedules included in each Registration Statement present fairly the information
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                                      -8-

     required to be stated therein; the summary and selected financial and operating data included in each Registration Statement and the Prospectus present fairly the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein; the pro forma financial statements included in each Registration Statement and the Prospectus comply as to form in all material respects with the applicable requirements of Regulation S-X under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

          (u) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company, Mediacom and Mediacom's subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by either of the Mediacom Companies on any class of its capital stock.

          (v) The statistical and market-related data included in the Prospectus are based on or derived from sources that the Mediacom Companies believe to be accurate and reliable.

          (w) The Company, Mediacom and Mediacom's subsidiaries (i) make and keep accurate books and records and (ii) maintain internal accounting controls that provide reasonable assurances that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's authorization and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (x) There are no contracts, agreements or other documents required to be described in the Prospectus or to be filed as exhibits to any Registration Statement by the Act or the Rules and Regulations which have not been described or filed as required; the contracts so described in the Prospectus are in full force and effect on the date hereof; and none of the Company, Mediacom or Mediacom's subsidiaries and, to the best knowledge of the Mediacom Companies, any other party is in breach of or default under any such contracts, agreements or other documents, except for those breaches or defaults that would not individually or in the aggregate have a Material Adverse Effect.

          (y) Except as disclosed in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any securities of either of the Mediacom Companies or any securities convertible into or exchangeable for securities of either of the Mediacom Companies.

          (z) Each of the franchises held by the Company, Mediacom and Mediacom's subsidiaries that are material to the Company, Mediacom and Mediacom's subsidiaries taken as a whole, is in full force and effect, with no material restrictions or qualifications; to the best knowledge of the Mediacom Companies, no event has occurred which permits, or with notice or lapse of time or both would permit, the revocation or non-renewal of any franchise, assuming the filing of timely renewal applications and the timely payment of all applicable filing and regulatory fees to the applicable franchising authority, or which might result, individually or in the aggregate, in any other material impairment of the rights of the Company, Mediacom or Mediacom's subsidiaries in the franchises; and neither of the Mediacom Companies has any reason to believe that any franchise that is required for the operation of the Company, Mediacom or Mediacom's subsidiaries will not be renewed in the ordinary course.

          (aa) The Company, Mediacom and Mediacom's subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns required to be filed as of the date hereof, except where the failure to so file would not individually or in the aggregate have a Material Adverse Effect, and have paid all taxes shown as due thereon; and there is no tax deficiency that has been asserted against the Company, Mediacom or any of Mediacom's subsidiaries that could reasonably be expected to result individually or in the aggregate in a Material Adverse Effect.

          (bb) Each of the Company, Mediacom and Mediacom's subsidiaries carries insurance (including self-insurance) in such amounts and covering such risks as in the reasonable determination of the Mediacom Companies is adequate for the conduct of its business and the value of its properties; each of the Company, Mediacom and Mediacom's subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Mediacom Companies under any such policies and instruments as to which the insurer thereunder is denying liability or defending under a reservation of rights clause; the Mediacom Companies have not been refused any insurance coverage sought or applied for; and neither of the Mediacom Companies has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary at a cost that would not result individually or in the aggregate in a Material Adverse Effect.

          (cc) The statements set forth in the Prospectus under the captions "Risk Factors -- Our Industry", "Business -- Products and Services -- High Speed Internet Access", "--Programming Supply", "-- Customer Rates", "-- Franchises", "-- Competition", "Legislation and Regulation", "Management", "Certain Relationships and Related Transactions", "Description of Certain Indebtedness", "Description of Capital Stock" and "Shares Eligible for Future Sale", insofar as they purport to describe the provisions of the laws, documents and arrangements referred to therein, are accurate in all material respects.

          (dd) Each of the following firms are independent public accountants within the meaning of the Act and the Rules and Regulations: (i) Arthur Andersen LLP who have certified certain financial statements of Mediacom and Triax Midwest Associates, L.P. included in the Registration Statements and (ii) KPMG LLP who have certified certain financial statements of U.S. Cable Television Group, L.P. included in the Registration Statements.

          (ee) Neither of the Mediacom Companies is, and after giving effect to the Exchange Transaction and the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, neither of the Mediacom Companies, will be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

          (ff) Neither of the Mediacom Companies has offered, or caused the Underwriters to offer, any Offered Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company, Mediacom or any of Mediacom's subsidiaries to alter the customer's or supplier's level or type of business with the Company, Mediacom or any such subsidiary or (ii) a trade journalist or publication to write or publish favorable information about either of the Mediacom Companies or their products or services.

     Furthermore, each of the Mediacom Companies represents and warrants to the Underwriters that (i) the Registration Statement, the Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities law and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of $[ ] per share, the respective numbers of shares of Firm Securities set forth opposite the names of the Underwriters in Schedule A hereto.

     The Company will deliver the Firm Securities to the Representatives , through the facilities of The Depository Trust Company ("DTC"), for the accounts of the Underwriters, against payment to the Company of the purchase price in Federal (same day) funds by wire transfer to an account at a bank acceptable to Credit Suisse First Boston Corporation ("CSFBC"), at 9:00 A.M., New York time, on February [ ], 2000, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date". For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates representing the Firm Securities will be made available for checking and packaging at the above office of Cahill Gordon & Reindel at least 24 hours prior to the First Closing Date.

     In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.

     Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives through the facilities of the DTC, for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by wire transfer to an account at a bank acceptable to CSFBC. The certificates for the Optional Securities being purchased on each Optional Closing Date will be made available for checking and packaging at the above office of Cahill Gordon & Reindel at a reasonable time in advance of such Optional Closing Date.

     The Company hereby confirms its engagement of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") as, and DLJ hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter", within the meaning of Section (b)(15) of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the offering and sale of the Offered Securities. DLJ, solely in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "QIU". As compensation for the services of the QIU hereunder, the Mediacom Companies agree to pay the QIU $5,000 on the First Closing Date. The price at which the Offered Securities will be sold to the public shall not be higher than the maximum price recommended by DLJ acting as QIU.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

     5. Certain Agreements of the Mediacom Companies. The Mediacom Companies jointly and severally agree with the several Underwriters that:

          (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

     The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

          (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act and Rule 158. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

          (e) The Company will furnish to the Representatives copies of each Registration Statement (nine of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC reasonably requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

          (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

          (g) During the period of five (5) years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other publicly available information concerning the Company as CSFBC may reasonably request.

          (h) The Mediacom Companies will pay all expenses incident to the performance of their obligations under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the Offered Securities, for any travel expenses of the Mediacom Companies officers and employees and any other expenses of the Mediacom Companies in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters and for the fees and expenses of the QIU (including the fees and disbursements of counsel to the QIU).

          (i) For a period of 180 days after the date of the initial public offering of the Offered Securities (i) the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional Securities, any shares of the Company's Class B Common Stock, par value $.01 per share (the "Class B Common Stock"), or any securities convertible into or exchangeable or exercisable for any Securities or shares of its Class B Common Stock, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, and
     (ii) Mediacom will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any Membership Interests or any securities of Mediacom that are substantially similar to its Membership Interests, including, but not limited to, securities convertible into or exchangeable or exercisable for Membership Interests or substantially similar securities, or publicly disclose the intention to make such an offer, sale, pledge, disposition or filing, in each case, without the prior written consent of CSFBC, except, in the case of the Company, for (w) grants of employee stock options pursuant to the terms of the Company's 1999 Stock Option Plan, (x) issuances of Securities and shares of Class B Common Stock pursuant to the exercise of options granted under the 1999 Stock Option Plan, (y) the filing of a registration statement or registration statements on Form S-8 covering Securities and shares of Class B Common Stock that may be issued pursuant to the exercise of options under the Company's 1999 Stock Option Plan and Securities that may be issued pursuant to the Company's 1999 Employee Stock Purchase Plan and (z) issuances of Securities, shares of Class B Common Stock and options to purchase Securities and shares of Class B Common Stock pursuant to the Exchange Transaction.

          (j) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the NASD, or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. The Designated Underwriter will notify the Company as to which Participants will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

          (k) The Mediacom Companies will pay all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

     Furthermore, the Company covenants with the Underwriters that the Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

     6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of each of the Mediacom Companies herein, to the accuracy of the statements of Company officers made pursuant to the provisions of Section 6(j), to the performance by each of the Mediacom Companies of its obligations hereunder and to the following additional conditions precedent:

          (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Arthur Andersen LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations and stating to the effect that:

               (i) in their opinion the financial statements and financial statement schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

               (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

               (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of Mediacom, inquiries of officials of Mediacom who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

               (A) the unaudited financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

               (B) at the date of the latest available balance sheet read by such accountants, there was any change in the members' capital or any increase in long-term debt of Mediacom and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

               (C) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants, there were any decreases, as compared with the corresponding period of the preceding year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated net sales or net income, except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

               (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of Mediacom and its subsidiaries subject to the internal controls of Mediacom's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter; and

               (v) on the basis of a reading of the unaudited pro forma consolidated financial statements included in the Registration Statement and the Prospectus, inquiries of certain officials of Mediacom and its consolidated subsidiaries who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma consolidated financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of rule 11-02 of Regulation S-X under the Exchange Act or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

     For purposes of this subsection and subsections (b) and (c) below, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements.

          (b) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of KPMG LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations and stating to the effect that in their opinion the consolidated financial statements examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related Rules and Regulations adopted by the Commission.

          (c) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Williams & Company confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations and stating to the effect that:

               (i) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of Zylstra Communications Corporation ("Zylstra") subject to the internal controls of Zylstra's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter; and

               (ii) on the basis of a reading of the unaudited pro forma consolidated financial statements included in the Registration Statement and the Prospectus, inquiries of certain officials of Zylstra and Mediacom who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments relating to Zylstra to the historical amounts in the unaudited pro forma consolidated financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of rule 11-02 of Regulation S-X under the Exchange Act or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

          (d) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to the Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of either of the Mediacom Companies or the Representatives, shall be contemplated by the Commission.

          (e) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company, Mediacom and Mediacom's subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of Mediacom by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of Mediacom (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of Mediacom on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

          (f) The Representatives shall have received an opinion, dated such Closing Date, of Cooperman Levitt Winikoff Lester & Newman, P.C., counsel for the Mediacom Companies, to the effect that:

               (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; the Company is duly qualified to do business as a foreign corporation in good standing in the State of New York; and based solely upon a certificate of an officer of the Company as to where the Company presently owns or leases property or conducts business, we know of no other jurisdiction where the failure to be so qualified or to be in good standing would have a Material Adverse Effect;

               (ii) Each subsidiary of the Company listed in Exhibit A to such counsel's opinion (the "Subsidiaries") has been duly incorporated or organized, as the case may be, and is an existing corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, with corporate or limited liability company power and authority, as the case may be, to own its properties and conduct its business as described in the Prospectus; each Subsidiary is duly qualified to do business as a foreign corporation or limited liability company, as the case may be, in good standing in the jurisdictions set forth in Exhibit A to such counsel's opinion; based solely upon a certificate of an officer of the Company as to where the Subsidiaries presently own or lease property or conduct business, we know of no other jurisdiction where the failure to be so qualified or to be in good standing would have a Material Adverse Effect; all of the issued and outstanding capital stock or membership interests, as the case may be, of each Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; to such counsel's knowledge, the capital stock or membership interests, as the case may be, of each Subsidiary owned by the Company, directly or through Subsidiaries, is owned free from liens, encumbrances and defects other than as set forth in the Prospectus; and such counsel knows of no subsidiaries of the Company other the Subsidiaries;

               (iii) The Offered Securities delivered on such Closing Date have been duly authorized and, when issued and delivered to the Underwriters against payment therefore as provided by this Agreement, will be validly issued, fully paid and nonassessable; all other outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable; the Offered Securities and all other outstanding shares of capital stock of the Company conform, in all material respects, to the description thereof contained in the Prospectus; and, to such counsel's knowledge, the stockholders of the Company have no preemptive rights with respect to the Securities;

               (iv) To the knowledge of such counsel, except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

               (v) Neither of the Mediacom Companies is, and after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, neither of the Mediacom Companies will be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended;

               (vi) No consent, approval, authorization, or order of, or filing or registration with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company or the consummation of the Exchange Transaction, except such as have been obtained and made under the Act, such as have been obtained under the HSR Act, such as may be required under state securities laws, such as may be required by the FCC or the U.S. Copyright Office under any of the Cable Acts or Section 111 of the Copyright Act of 1976, as amended (the "Copyright Act"), or the published orders, rules and regulations of the FCC or the U.S. Copyright Office, and such as may be required under any statute, rule or regulation of any state or local governmental agency or body relating to cable television franchising matters;

               (vii) The execution, delivery and performance of this Agreement, the issuance and sale of the Offered Securities and the consummation of the Exchange Transaction, will not (i) result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any agreement or instrument known to such counsel to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or (b) the charter, by-laws, certificate of formation, operating agreement or similar organizational documents of the Company or any such subsidiary, or (ii) result in the violation of any statute, any rule, regulation or, to such counsel's knowledge, order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties, excluding the Cable Acts, Section 111 of the Copyright Act, any order, rule or regulation of the FCC or the U.S. Copyright office and any statute, rule or regulation of any state or local governmental agency or body relating to cable television franchising matters, except, in the case of each of clauses (i) and (ii), where such breach, violation or default would not individually or in the aggregate have a Material Adverse Effect; and the Company has the corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

               (viii) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel have no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the statements in the Registration Statements and Prospectus under the captions "Risk Factors -- Our Industry", "Business -- Products and Services -- High Speed Internet Access", "-- Programming Supply", "-- Franchises", "-- Legal Proceedings", "Management", "Certain Relationships and Related Transactions", "Description of Certain Indebtedness", "Description of Capital Stock" and "Shares Eligible for Future Sale", insofar as such statements summarize statutes, legal and governmental proceedings and contracts and other documents, excluding any summaries of the provisions of the Cable Acts, orders, rules and regulations of the FCC and statutes, rules and regulations of state and local governmental agencies and bodies relating to cable television franchising matters, are accurate and fairly present, in all material respects, the information required to be shown under such captions; and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that in each case as described above, such counsel need express no opinion as to the financial statements, schedules or other financial data and statistical data contained in the Registration Statements or the Prospectus; and

               (ix) This Agreement has been duly authorized, executed and delivered by each of the Mediacom Companies.

          (g) The Representatives shall have received an opinion, dated such Closing Date, of Fleischman & Walsh L.L.P., regulatory counsel for the Mediacom Companies, to the effect that:

               (i) The communities listed in Attachment 1 to such counsel's opinion have been registered with the FCC in connection with the operation of the cable television systems (the "Systems") operated by the Company and its subsidiaries. The filing of a registration statement constitutes initial FCC authorization for the commencement of cable television operations in the community registered;

               (ii) The Company's subsidiaries hold certain FCC licenses (as defined below). All FCC Licenses and receive-only earth station registrations held by such subsidiaries in connection with the operation of the Systems are listed on such Attachment 1. To knowledge of such counsel, all such FCC Licenses have been validly issued or assigned to the present licensee and are currently in full force and effect according to the terms of such FCC Licenses and the FCC regulations and policies. Such counsel has no knowledge of any event which would allow, or after notice or lapse of time which would allow, revocation or termination of any FCC License held by such subsidiaries or would result in any other material impairment of the rights of the holder of such license. To the knowledge of such counsel, no other FCC Licenses are required in connection with the operation of the Systems by such subsidiaries in the manner such counsel has been advised they are presently being operated. For the purposes of such counsel's opinion, an "FCC License" is defined as an authorization, or renewal thereof, issued by the FCC authorizing the transmission of radio energy through the airwaves;

               (iii) Other than proceedings affecting the cable television industry generally, there is no action, suit or proceeding pending before or, to the knowledge of such counsel, threatened by the FCC which is reasonably likely to have a Material Adverse Effect;

               (iv) All material Statements of Account required by Section 111 of the Copyright Act, have been filed, together with royalty payments accompanying said Statements of Account (collectively, the "Copyright Filings"), with the U.S. Copyright Office for the Systems covering each of the accounting beginning with the January 1 through June 30, 1996 accounting period and ending with the January 1 through June 30, 1999 accounting period during which such Systems have been operated by the Company's subsidiaries. Such counsel has not reviewed the information or calculations contained in the Copyright Filings, and expresses no opinion with respect to the accuracy thereof. To the best of such counsel's knowledge, based solely on counsel's review of its files and on the information and representations provided by the Company, there is no Copyright Office inquiry, nor any pending or threatened claim by a third party against the Company or any of its subsidiaries, relating to the Copyright Filings or for copyright infingement or for non-payment of royalty fees which is reasonable likely to have a Material Adverse Effect;

               (v) No consent, approval, authorization or order of, or filing or registration with the FCC or the U.S. Copyright Office under any of the Cable Acts or Section 111 of the Copyright Act, or the published orders, rules and regulations of the FCC or the U.S. Copyright Office is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Company or the consummation of the Exchange Transaction, except such as have been obtained under the Cable Acts or any order, rule or regulation of the FCC;

               (vi) The execution, delivery and performance of this Agreement, the issuance and sale of the Offered Securities and the consummation of the Exchange Transaction will not result in a breach or violation of any of the terms and provisions of or conflict with any of the Cable Acts or Section 111 of the Copyright Act or any order, rule or regulation of the FCC or the U.S. Copyright Office;

               (vii) The statements in the Registration Statements and the Prospectus under the captions "Risk Factors -- Our Industry", "Business -- Franchises", "-- Competition" and "Legislation and Regulation", insofar as such statements summarize applicable provisions of the Cable Acts and the orders, rules and regulations of the FCC, are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Registration Statements and the Prospectus; and the FCC statutes and regulations summarized under such captions are the FCC statutes and regulations that are material to the business of the Company and its subsidiaries as described in Registration Statements and the Prospectus; and

               (viii) In the course of such counsel's representation of the Mediacom Companies and their subsidiaries, no matters have come to such counsel's attention, other than matters affecting the cable television industry generally, which would reasonably be expected to have a Material Adverse Effect.

          (h) The Representatives shall have received an opinion dated such Closing Date, of Bruce Gluckman, Esq., counsel for the Mediacom Companies, to the effect that:

               (i) No consent, approval, authorization, or order of, or filing or registration with any state or local franchising authority is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Company or the consummation of the Exchange Transaction, except such as have been obtained under any statutes, rules or regulations of state or local governmental agencies or bodies relating to cable television franchising matters and except where the failure to receive any such approval, authorization or order would not individually or in the aggregate have a Material Adverse Effect;

               (ii) The execution, delivery and performance of this Agreement, the issuance and sale of the Offered Securities and the consummation of the Exchange Transaction will not result in a breach or violation of any of the terms and provisions of, or conflict with any statute, rule or regulation of state or local governmental agency or body relating to cable television franchising matters, except where such breach, violation or default would not individually or in the aggregate have a Material Adverse Effect; and

               (iii) The statements in the Registration Statements and the Prospectus under the captions "Business -- Franchises", "-- Competition" and "Legislation and Regulation --

          Franchise Matters", insofar as such statements summarize applicable provisions of statutes, rules and regulations of state and local governmental agencies and bodies relating to cable television franchising matters, are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Registration Statements and the Prospectus; and such statutes, rules and regulations summarized under such captions are the statutes, rules and regulations of state and local governmental agencies and bodies relating to cable television franchising matters that are material to the business of the Company and its subsidiaries as described in Registration Statements and the Prospectus.

          (i) The Representatives shall have received from Cahill Gordon & Reindel, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Mediacom Companies shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (j) The Representatives shall have received a certificate, dated such Closing Date, of the Chief Executive Officer and the Chief Financial Officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Mediacom Companies in this Agreement are true and correct; the Mediacom Companies have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the dates of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

          (k) The Representatives shall have received a letter, dated such Closing Date, of Arthur Andersen LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

          (l) The Exchange Transaction shall have occurred.

          (m) The "lock-up" agreements, each substantially in the Form of Exhibit A hereto, between the Representatives and the directors, officers and all of the stockholders of the Company

     (following the Exchange Transaction) relating to sales and certain other dispositions of Securities and certain other securities, delivered to the Representatives on or before the date hereof, shall be in full force and effect.

The Mediacom Companies will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

          7. Indemnification and Contribution. (a) Each of the Mediacom Companies will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Mediacom Companies will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.

          Each of the Mediacom Companies agrees jointly and severally to indemnify and hold harmless the Designated Underwriter, its partners, directors and officers and each person, if any, who controls the Designated Underwriter within the meaning of Section 15 of the Act (the "Designated Entities"), against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Designated Entities.

          (b) Each Underwriter will severally and not jointly indemnify and hold harmless each of the Mediacom Companies against any losses, claims, damages or liabilities to which the Mediacom Companies may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse each of the Mediacom Companies for any legal or other expenses reasonably incurred by the Mediacom Companies in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
     Underwriter: (i) the concession and reallowance figures appearing in the fifth paragraph; (ii) the information regarding discretionary sales in the seventh paragraph; (iii) the information contained in the ninth sentence of the fifteenth paragraph, and (iv) the overallotment and stabilization information in the sixteenth paragraph, in each case under the caption "Underwriting".

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section, for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the last paragraph in Section 7(a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Designated Entities for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above
     (i) in such proportion as is appropriate to reflect the relative benefits received by the Mediacom Companies on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Mediacom Companies on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Mediacom Companies on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Mediacom Companies or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Mediacom Companies under this Section shall be in addition to any liability which the Mediacom Companies may otherwise have and shall extend, upon the same terms and conditions, to each partner, officer and director of each underwriter and to each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Mediacom Companies, to each officer of the Mediacom Companies who has signed a Registration Statement and to each person, if any, who controls the Mediacom Companies within the meaning of Section 15 of the Act.

          8. Indemnification of QIU. (a) Each of the Mediacom Companies jointly and severally agrees to indemnify and hold harmless the QIU, its directors, its officers and each person, if any, who controls the QIU within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with defending or investigating any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) related to, based upon or arising out of (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the QIU's activities as QIU under its engagement pursuant to Section 3 hereof, except in the case of this clause (ii) insofar as any such losses, claims, damages, liabilities or judgments are found in a final judgment by a court of competent jurisdiction, not subject to further appeal, to have resulted solely from the willful misconduct or gross negligence of the QIU.


          (b) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to paragraph (a) of this Section (the "QIU Indemnified Party"), the QIU Indemnified Party shall promptly notify the Company in writing and the Mediacom Companies shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the QIU Indemnified Party and the payment of all fees and expenses of such counsel, as incurred. Any QIU Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the QIU Indemnified Party unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Mediacom Companies shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the QIU Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include the QIU Indemnified Party and either of the Mediacom Companies, and the QIU Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to such Mediacom Company (in which case the Mediacom Companies shall not have the right to assume the defense of such action on behalf of the QIU Indemnified Party). In any such case, the Mediacom Companies shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all QIU Indemnified Parties, which firm shall be designated by the QIU, and all such fees and expenses shall be reimbursed as they are incurred. Each of the Mediacom Companies shall jointly and severally indemnify and hold harmless the QIU Indemnified Party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with the Company's written consent or (ii) effected without the Company's written consent if the settlement is entered into more than ten business days after the Company shall have received a request from the QIU Indemnified Party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the Mediacom Companies) and, prior to the date of such settlement, the Mediacom Companies shall have failed to comply with such reimbursement request. The Mediacom Companies shall not, without the prior written consent of the QIU Indemnified Party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the QIU Indemnified Party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the QIU Indemnified Party, unless such settlement, compromise or judgment
     (i) includes an unconditional release of the QIU Indemnified Party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the QIU Indemnified Party.

          (c) To the extent the indemnification provided for in this Section is unavailable to a QIU Indemnified Party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then the Mediacom Companies, in lieu of indemnifying such QIU Indemnified Party, shall contribute to the amount paid or payable by such QIU Indemnified Party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Mediacom Companies on the one hand and the QIU on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Mediacom Companies and the QIU in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Mediacom Companies and the QIU shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company as set forth in the table on the cover page of the Prospectus, and the fee received by the QIU pursuant to Section 3 hereof, bear to the sum of such total net proceeds and such fee. The relative fault of the Mediacom Companies and the QIU shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Mediacom Companies or the QIU and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and whether the QIU's activities as QIU under its engagement pursuant to Section 3 hereof involved any willful misconduct or gross negligence on the part of the QIU.

          The Company and the QIU agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by a QIU Indemnified Party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such QIU Indemnified Party in connection with investigating or defending any matter that could have given rise to such losses, claims, damages, liabilities or judgments. In no event shall any QIU Indemnified Party be required to contribute in the aggregate an amount exceeding the fee received by DLJ pursuant to Section 3 hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (d) The remedies provided for in this Section are not exclusive and shall not limit any rights or remedies which may otherwise be available to any QIU Indemnified Party at law or in equity.

     9. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 10 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Mediacom Companies or their respective officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any QIU Indemnified Party, the Mediacom Companies or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 9 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Mediacom Companies shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Mediacom Companies and the Underwriters pursuant to Section 7 and the obligations of the Mediacom Companies pursuant to Section 9 shall remain in effect, and if any Offered Securities have been purchased hereunder, the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(d), the Mediacom Companies will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     11. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed by overnight mail, delivered by hand or sent by facsimile transmission and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Mediacom Companies, will be mailed, delivered or telegraphed and confirmed to it at 100 Crystal Run Road, Middletown, N.Y. 10941, Attention:
Rocco B. Commisso, with a copy to Cooperman Levitt Winikoff Lester & Newman, P.C., 800 Third Ave., New York, N.Y. 10022, Attention: Robert L. Winikoff, Esq.; provided, however, that any notice to an Underwriter pursuant to Section 7 will be so mailed, delivered or sent by facsimile transmission and confirmed to such Underwriter.

     12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the partners, officers and directors and controlling persons referred to in Section 7 and 8, and no other person will have any right or obligation hereunder.

     13. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters.

     14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     15. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

     The Mediacom Companies hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Mediacom Companies one of the counterparts hereof, whereupon it will become a binding agreement among the Mediacom Companies and the several Underwriters in accordance with its terms.


                         Very truly yours,

                         MEDIACOM COMMUNICATIONS
                          CORPORATION

                         By ...............................
                                      [Title]

                         MEDIACOM LLC

                         By ...............................
                                      [Title]


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

     Credit Suisse First Boston Corporation
     Salomon Smith Barney Inc.
     Donaldson, Lufkin & Jenrette Securities Corporation
     Goldman, Sachs & Co.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Chase Securities Inc.
     CIBC World Markets Corp.
     First Union Securities, Inc.,

       Acting on behalf of themselves and as
        the Representatives of the several
        Underwriters.

     By  CREDIT SUISSE FIRST BOSTON CORPORATION

     By ...............................
                  [Title]

In its capacity as qualified independent underwriter:

       DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

       By ...............................
                     [Title]

                                   SCHEDULE A


                                                                  Number of
                            Underwriter                        Firm Securities
                            -----------                        ---------------

Credit Suisse First Boston Corporation.....................
Salomon Smith Barney Inc...................................
Donaldson, Lufkin & Jenrette Securities Corporation........
Goldman, Sachs & Co........................................
Merrill Lynch, Pierce, Fenner & Smith Incorporated.........
Chase Securities Inc.......................................
CIBC World Markets Corp....................................
First Union Securities, Inc................................






                                                               ---------------
               Total.......................................         20,000,000
                                                               ===============

                                    EXHIBIT A



                           Form of Lock-Up Agreement